Commitments and Contingencies	12 Months Ended
Jul. 03, 2016
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

COMMITMENTS AND CONTINGENCIES

We are from time to time subject to various legal actions and claims incidental to our business, including those arising out of alleged defects, alleged breaches of contracts, product warranties, intellectual property matters and employment related matters. It is our opinion that the outcome of such matters will not have a material adverse impact on the consolidated financial position, results of operations or cash flows of STRATTEC. With respect to warranty matters, although we cannot ensure that the future costs of warranty claims by customers will not be material, we believe our established reserves are adequate to cover potential warranty settlements.

We have a reserve for estimated costs to remediate an environmental contamination site at our Milwaukee facility. The site was contaminated by a solvent spill, which occurred in 1985, from a former above ground solvent storage tank located on the east side of the facility. The reserve was initially established in 1995. Due to changing technology and related costs associated with active remediation of the site, in fiscal 2010 the reserve was adjusted based on updated third party estimates to adequately cover the cost for active remediation of the contamination. Additionally, in fiscal 2016, STRATTEC obtained updated third party estimates for adequately covering the cost of active remediation of this contamination. Based upon the updated estimates, no further adjustment to the reserve was required. From 1995 through July 3, 2016, costs of approximately $509,000 have been incurred related to the installation of monitoring wells on the property and ongoing monitoring costs. We monitor and evaluate the site with the use of groundwater monitoring wells that are installed on the property. An environmental consultant samples these wells one or two times a year to determine the status of the contamination and the potential for remediation of the contamination by natural attenuation, the dissipation of the contamination over time to concentrations below applicable standards. If such sampling evidences a sufficient degree of and trend toward natural attenuation of the contamination, we may be able to obtain a closure letter from the regulatory authorities resolving the issue without the need for active remediation. If a sufficient degree and trend toward natural attenuation is not evidenced by sampling, a more active form of remediation beyond natural attenuation may be required. The sampling has not yet satisfied all of the requirements for closure by natural attenuation. As a result, sampling continues and the reserve remains at an amount to reflect the estimated cost of active remediation. The reserve is not measured on a discounted basis. We believe, based on findings-to-date and known environmental regulations, that the environmental reserve of $1.4 million at July 3, 2016, is adequate.

At July 3, 2016, we had purchase commitments for the construction of a new ADAC-STRATTEC de Mexico manufacturing facility in Leon, Mexico, which is expected to be used primarily to paint and assemble door handle products, paint equipment to be installed and used at this new facility, zinc, other purchased parts and natural gas. We also had minimum rental commitments under non-cancelable operating leases with a term in excess of one year. The purchase and minimum rental commitments are payable as follows (thousands of dollars):

	Purchase	Minimum Rental
Fiscal Year	Commitments	Commitments
2017	$23,912	$729
2018	$11,162	$520
2019	$7,827	$416
2020	$3,036	$174
2021	$—	$—

Rental expense under all non-cancelable operating leases was as follows (thousands of dollars):

Fiscal Year	Rental Expense
2016	$691
2015	$993
2014	$849